UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): June 14, 2018

                                PETROSHARE CORP.
                        -------------------------------
             (Exact name of registrant as specified in its charter)

        Colorado                    333-213113                 46-1454523
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(State or other jurisdiction    (Commission File No.)         (IRS Employer
  of incorporation)                                        Identification No.)

                          9635 Maroon Circle, Suite 400
                               Englewood, CO 80112
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (303) 500-1160

                                       N/A
                              -------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [X]


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Item 1.01  Entry Into a Material Definitive Agreement.

     On June 14, 2018 the Company entered into an agreement with Seaport Global Securities LLC whereby Seaport agreed to consult with the Company in exploring all strategic and financing alternatives, including, among other potential transactions, the sale of a portion, all or substantially all of the Company's assets, a business combination or the merger of the Company into another entity.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 19, 2018.                  PETROSHARE CORP.


                                      By: /s/ Stephen J. Foley
                                          -------------------------------
                                          Stephen J. Foley, Chief Executive
                                              Officer